SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 8, 1998
                                                        -----------------

                           Telewest Communications plc
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                England and Wales
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-26840                                        Not Applicable
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW, United Kingdom
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                              011-44-1483-750-900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         Conversion of all Telewest Convertible Preference shares and Issue of Press Release Regarding Same.
------------------------------------------------------------------------------

                  On September 8, 1998, the 496,066,708 outstanding Convertible Preference shares of Telewest Communications plc ("Telewest") were converted into the same number of Telewest ordinary shares. Following the conversion, Telewest's equity share capital comprises the 2,145,510,040 Telewest ordinary shares admitted to the Official List of the London Stock Exchange. Pursuant to a Press Release, dated September 8, 1998, the text of which is attached hereto as exhibit 99, Telewest announced that the Telewest Convertible Preference shares had been converted. That Press Release is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  ---------

                  Exhibit 99 Text of Press Release, dated September 8, 1998, issued by Telewest relating to the Conversion of all Telewest Convertible Preference shares.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TELEWEST COMMUNICATIONS PLC
Date: September 8, 1998
                                            By: /s/ Charles Burdick
                                                --------------------------------
                                            Name: Charles Burdick
                                            Title: Group Finance Director

                                  EXHIBIT INDEX


Exhibit No.          Document Description
-----------          --------------------

   99 Text of Press Release, dated September 8, 1998, issued by Telewest relating to the Conversion of all Telewest Convertible Preference shares.